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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of MOLECULAR DIAGNOSTICS, INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Peter P. Gombrich, with full power to act alone, as the true and lawful attorney and agent of the undersigned, with full power of substitution and resubstitution to execute, file or deliver any and all instruments and to do any and all acts and things which he may deem advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act") and any requirements or regulations of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of 5,945,000 shares of common stock, par value $0.001 per share, which were issued and sold in connection with agreements in which the Company is required to register such shares, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer, or both, of the Company, as indicated below opposite his signature, to the registration statement, or any amendments, post-effective amendments, supplements or papers supplemental thereto, to be filed in respect of said shares of common stock, and each of the undersigned does hereby fully ratify and conform all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by the virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, this 19th day of September, 2002.

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              SIGNATURE                                      TITLE


/s/ Peter P. Gombrich                      Director and Chairman of the Board of Directors,
-----------------------------------        Chief Executive Officer and acting Secretary
Peter P. Gombrich

/s/ Alexander M. Milley                    Director
-----------------------------------
Alexander M. Milley

/s/ Robert C. Shaw                         Director
-----------------------------------
Robert C. Shaw

/s/ John H. Abeles, M.D.                   Director
-----------------------------------
John H. Abeles, M.D.

/s/ Denis M. O'Donnell, M.D.               Director
-----------------------------------
Denis M. O'Donnell, M.D.
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